UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020
LOWE’S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowes Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	LOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01    Regulation FD Disclosure.

On December 9, 2020, Lowe’s Companies, Inc. (the “Company”) issued a press release in connection with its virtual Investor Update, reiterating its outlook for operating results for fourth quarter 2020 as previously released, and providing its 2020 full-year outlook that incorporates the fourth quarter expected results. In its press release, the Company also announced that the Board of Directors authorized a new $15 billion share repurchase program, pursuant to which the Company may, from time to time, purchase shares of its common stock. This new repurchase program has no expiration date and adds to the previous program’s balance, which was $4.7 billion as of December 8, 2020. Subject to market conditions, share repurchases may be executed through open market transactions or through private off-market transactions in compliance with the requirements of the Securities and Exchange Commission. The Company’s repurchase program may be suspended, discontinued or resumed at any time.

A replay of the webcast of the Company’s Investor Update, including the accompanying slides and other relevant materials, will be archived on ir.lowes.com. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated by reference into this Item 7.01.

This information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1
Press Release, dated December 9, 2020, reiterating fourth quarter 2020 outlook, providing 2020 full-year outlook that incorporates the fourth quarter expected results, and announcing new share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: December 9, 2020	By:	/s/ Dan C. Griggs, Jr.
Dan C. Griggs, Jr. Vice President, Chief Accounting Officer